EXHIBIT 10.1
FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of March 12, 2007, by and among RANGE RESOURCES CORPORATION, a Delaware corporation (“Borrower”), certain Subsidiaries of Borrower as Guarantors, JPMORGAN CHASE BANK, N.A., a national banking association as Administrative Agent for the Lenders (in such capacity, “Administrative Agent”), and each of the Lenders which is a party to the Credit Agreement (defined below).
WITNESSETH:
     WHEREAS, Borrower, Guarantors, Administrative Agent and the Lenders entered into that certain Third Amended and Restated Credit Agreement dated as of October 25, 2006 (as amended, modified and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders made a revolving credit facility available to Borrower;
     WHEREAS, Range Energy Ventures Corporation, a Delaware corporation (“REVC”), and Range Offshore, L.P., an Ohio limited partnership (“ROLP”, and together with REVC, the “Targets”), are Subsidiaries of Borrower;
     WHEREAS, REVC is a Guarantor under the Credit Agreement and a Grantor under that certain Pledge and Security Agreement dated as of January 22, 2007 (the “Pledge Agreement”);
     WHEREAS, pursuant to the Pledge Agreement, all of the outstanding capital stock of REVC and certain of the outstanding Equity Interests in ROLP were pledged to Administrative Agent for the benefit of the Lenders;
     WHEREAS, Borrower proposes to dispose of certain assets pursuant to a sale which will be structured as a sale by Borrower, directly or indirectly, of all of the outstanding Equity Interests in the Targets to CIECO Energy (US) Limited (the “Offshore Sale”); and
     WHEREAS, Borrower has requested that Administrative Agent and the Lenders (a) consent to the Offshore Sale, (b) release REVC from its obligations as a Guarantor under the Credit Agreement and a Grantor under the Pledge Agreement, (c) release its Liens in (i) the Equity Interests of the Targets and (ii) any Collateral being sold in connection with the Offshore Sale which is pledged by the Targets under the Security Instruments, and (d) agree to make certain amendments to the Credit Agreement in connection therewith, and Administrative Agent and the Lenders have agreed to do so on the terms and conditions hereinafter set forth.
     NOW, THEREFORE, the parties agree to amend the Credit Agreement as follows:
     1. Definitions. Unless otherwise defined herein, all capitalized terms used herein shall have the same meanings ascribed to such terms in the Credit Agreement.
FIRST AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT

2. Amendments to Credit Agreement.
     2.1 Mandatory Prepayment of Loans. Effective as of the First Amendment Effective Date, the first sentence of Section 2.12(b) of the Credit Agreement is hereby amended to read in its entirety as follows:
     (b) If the Borrower or any Restricted Subsidiary sells, transfers or otherwise disposes of any Borrowing Base Properties or the Equity Interests in any Restricted Subsidiary owning Borrowing Base Properties at any time a Borrowing Base Deficiency exists or would exist after giving effect to such sale, transfer or disposition, the Borrower shall prepay the Borrowings in an amount equal to the Net Cash Proceeds received from such sale, transfer or other disposition on the date it or any Restricted Subsidiary receives such Net Cash Proceeds; provided, however that amounts applied to the payment of Borrowings pursuant to this Section may be reborrowed subject to and in accordance with the terms of this Agreement.
     2.2 Fundamental Changes. Effective as of the First Amendment Effective Date, clause (vi) of Section 7.03(a) of the Credit Agreement is hereby amended to read in its entirety as follows:
(vi) subject to Section 2.12(b), the Borrower or any Restricted Subsidiary may sell, transfer, lease, exchange, abandon or otherwise dispose of Borrowing Base Properties (pursuant to a sale, transfer or other disposition of all, but not less than all, of the Equity Interests of any Restricted Subsidiary owning Borrowing Base Properties or otherwise); provided that the value of such Borrowing Base Properties (including the value of the Borrowing Base Properties sold, transferred or otherwise disposed of as a result of the sale, transfer or other disposition of all the Equity Interests of any such Restricted Subsidiary) sold, transferred, leased, exchanged, abandoned or otherwise disposed of between Scheduled Redeterminations does not exceed, in the aggregate for the Borrower and its Restricted Subsidiaries taken as a whole, ten percent (10%) of the Borrowing Base.
     2.3 Fundamental Changes. Effective as of the First Amendment Effective Date, Section 7.03 of the Credit Agreement is hereby further amended by adding the following subsections to the end thereof:
(c) In the event of a sale or other disposition of all or substantially all of the assets of any Guarantor or a sale or other disposition of all of the Equity Interests of any Guarantor by sale, merger or otherwise, in each case which sale or other disposition is permitted pursuant to Section 7.03(a)(vi), then effective upon the
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AND RESTATED CREDIT AGREEMENT

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consummation of such sale or other disposition (i) such Guarantor shall be automatically released and relieved of any obligations as a Guarantor under Article VIII hereof, and (ii) Administrative Agent’s Liens in the Equity Interests of and Collateral owned by such Guarantor shall be automatically released.
(d) Administrative Agent shall execute any documents and instruments reasonably requested by Borrower from time to time in order to further evidence the release of Liens and guarantee pursuant to this Section 7.03.
     2.4 Waivers; Amendments. Effective as of the First Amendment Effective Date, clause (vi) of Section 11.02(b) of the Credit Agreement is hereby amended to read in its entirety as follows:
(vi) except in connection with any sales, transfers, leases, exchanges, abandonments or other dispositions permitted in Section 7.03, release any Credit Party from its obligations under the Loan Documents or release any of the Collateral without the written consent of each Lender, or
     3. Consent and Release. Effective as of the First Amendment Effective Date, Administrative Agent and the Lenders hereby consent to the Offshore Sale and effective upon the consummation of the Offshore Sale forever release and discharge (a) REVC from all obligations as a Guarantor under the Credit Agreement and a Grantor under the Pledge Agreement, and (b) all Liens in (i) the Equity Interests of the Targets and (ii) any Collateral being sold in connection with the Offshore Sale which is pledged by the Targets under the Security Instruments. Lenders authorize Administrative Agent or its designee to execute and deliver any Uniform Commercial Code termination statements and such other documents as may be necessary or appropriate to further evidence the foregoing release.
     4. Binding Effect. Except to the extent its provisions are specifically amended, modified or superseded by this Amendment, the Credit Agreement, as amended, and all terms and provisions thereof shall remain in full force and effect, and the same in all respects are confirmed and approved by the Borrower and the Lenders.
     5. First Amendment Effective Date. This Amendment shall be effective upon the satisfaction of the conditions precedent set forth in Section 6 hereof (the “First Amendment Effective Date”).
     6. Conditions Precedent. The obligations of Administrative Agent and the Lenders under this Amendment shall be subject to the following conditions precedent:
     (a) Execution and Delivery. Borrower and each Guarantor shall have executed and delivered this Amendment to Administrative Agent;
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     (b) Representations and Warranties. The representations and warranties of the Credit Parties under this Amendment are true and correct in all material respects as of such date, as if then made (except to the extent that such representations and warranties related solely to an earlier date);
     (c) No Default. No Default shall have occurred and be continuing;
     (d) Other Documents. The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Administrative Agent.
     7. Representations and Warranties. Each Credit Party hereby represents and warrants that (a) except to the extent that any such representations and warranties expressly relate to an earlier date, all of the representations and warranties contained in the Credit Agreement and in each Loan Document are true and correct as of the date hereof after giving effect to this Amendment, (b) the execution, delivery and performance by such Credit Party of this Amendment have been duly authorized by all necessary corporate, limited liability company or partnership action required on its part, and this Amendment and the Credit Agreement are the legal, valid and binding obligations of such Credit Party, enforceable against such Credit Party in accordance with their terms, except as their enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally, and (c) no Default or Event of Default has occurred and is continuing.
     8. Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. However, this Amendment shall bind no party until the Borrower, the Lenders, and the Administrative Agent have executed a counterpart. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.
     9. WRITTEN CREDIT AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT AND TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN AND AMONG THE PARTIES.
     10. Guarantors. The Guarantors hereby consent to the execution of this Amendment by the Borrower and reaffirm their guaranties of all of the obligations of the Borrower to the Lenders. Borrower and Guarantors acknowledge and agree that the renewal, extension and
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AND RESTATED CREDIT AGREEMENT

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amendment of the Credit Agreement shall not be considered a novation of account or new contract but that all existing rights, titles, powers, and estates in favor of the Lenders constitute valid and existing obligations in favor of the Lenders. Borrower and Guarantors each confirm and agree that (a) neither the execution of this Amendment or any other Loan Document nor the consummation of the transactions described herein and therein shall in any way effect, impair or limit the covenants, liabilities, obligations and duties of the Borrower and the Guarantors under the Loan Documents, and (b) the obligations evidenced and secured by the Loan Documents continue in full force and effect. Each Guarantor hereby further confirms that it unconditionally guarantees to the extent set forth in the Credit Agreement the due and punctual payment and performance of any and all amounts and obligations owed to the Lenders under the Credit Agreement or the other Loan Documents.
[Remainder of page blank. Signature pages follow]
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AND RESTATED CREDIT AGREEMENT

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     IN WITNESS WHEREOF, the parties have caused this Amendment to the Credit Agreement to be duly executed as of the date first above written.

BORROWER :

RANGE RESOURCES CORPORATION

By:

Roger S. Manny, Senior Vice President

GUARANTORS:

RANGE ENERGY I, INC.
RANGE HOLDCO, INC.
RANGE PRODUCTION COMPANY
RANGE ENERGY VENTURES CORPORATION GULFSTAR ENERGY, INC.
RANGE ENERGY FINANCE CORPORATION
PMOG HOLDINGS, INC.
PINE MOUNTAIN ACQUISITION, INC.
PINE MOUNTAIN OIL AND GAS, INC.
RANGE OPERATING NEW MEXICO, INC.
RANGE OPERATING TEXAS, LLC
STROUD ENERGY GP, LLC
STROUD ENERGY MANAGEMENT GP, LLC

By:

Roger S. Manny, Senior Vice President of all of the foregoing Credit Parties

FIRST AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

GREAT LAKES ENERGY PARTNERS, L.L.C

By:	RANGE HOLDCO, INC., Its member
RANGE ENERGY I, INC., Its member

By:

Roger S. Manny, Senior Vice President of each of the foregoing members

RANGE PRODUCTION I, L.P.,

By:	RANGE PRODUCTION COMPANY, Its general partner

By:

Roger S. Manny, Senior Vice President

RANGE RESOURCES, L.L.C.

By:	RANGE PRODUCTION COMPANY, Its member
RANGE HOLDCO, INC., Its member

By:

Roger S. Manny, Senior Vice President of each of the foregoing members

STROUD ENERGY LP, LLC,

By:

Thomas M. Strauss, Manager

FIRST AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

STROUD ENERGY, LTD.,

By:	Stroud Energy Management GP, LLC, Its general partner

By:

Roger S. Manny, Senior Vice President

STROUD OIL PROPERTIES, L.P.,

By:	Stroud Energy GP, LLC, Its general partner

By:

Roger S. Manny, Senior Vice President

FIRST AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

JPMORGAN CHASE BANK, N.A., (successor by merger to Bank One, N.A. (Illinois) as Administration Agent and a Lender

By:

Wm. Mark Cranmer, Senior Vice President

FIRST AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

BANK OF SCOTLAND, as a Lender

By:

Name:

Title:

FIRST AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
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CALYON NEW YORK BRANCH, as a Syndicated Agent and a Lender

By:

Name:

Title:

By:

Name:

Title:

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT	Signature Page

COMPASS BANK, as a Lender

By:

Name:

Title:

FIRST AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
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BANK OF AMERICA, N.A., as a Documentation Agent and a Lender

By:

Name:

Title:

FIRST AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
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FORTIS CAPITAL CORP., as a Documentation Agent and a Lender

By:

Name:

Title:

By:

Name:

Title:

FIRST AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
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NATEXIS BANQUES POPULAIRES, as a Lender

By:

Name:

Title:

By:

Name:

Title:

FIRST AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
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COMERICA BANK, as a Lender

By:
Name:

Title:

FIRST AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
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CAPITAL ONE, N.A. (f/k/a Hibernia National Bank), as a Lender

By:
Name:

Title:

FIRST AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
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AMEGY BANK N.A. (f/k/a Southwest Bank of Texas N.A.), as a Lender

By:
Name:

Title:

FIRST AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
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BMO CAPITAL MARKETS FINANCING, INC. (f/k/a HARRIS NESBITT FINANCING, INC.), as a Syndication Agent and a Lender

By:
Name:

Title:

FIRST AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
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KEY BANK, as a Lender

By:
Name:

Title:

FIRST AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
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WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:

Title:

FIRST AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
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UNION BANK OF CALIFORNIA, N.A., as a Lender

By:
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Title:

By:
Name:

Title:

FIRST AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
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THE BANK OF NOVA SCOTIA, as a Lender

By:
Name:

Title:

FIRST AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
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THE FROST NATIONAL BANK, as a Lender

By:
Name:

Title:

FIRST AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
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CITIBANK, N.A., as a Lender

By:
Name:

Title:

FIRST AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
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CREDIT SUISSE, Cayman Islands Branch, as a Lender

By:
Name:

Title:

By:
Name:

Title:

FIRST AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
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SUNTRUST BANK, as a Lender

By:
Name:

Title:

FIRST AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
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SOCIÉTÉ GÉNÉRALE, as a Lender

By:
Name:

Title:

FIRST AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
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U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:
Name:

Title:

FIRST AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
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DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:
Name:

Title:

By:
Name:

Title:

FIRST AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
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